Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of UbuyHoldings Inc. (the “Company”) on Form 10-Q for the quarter ended February 28, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Tan Honjian, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 20, 2026	By:	/s/ John Tan Honjian
John Tan Honjian
Chief Executive Officer
(Principal Executive Officer)